UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2015

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2015, Stereotaxis, Inc. (the “Company”) and a wholly owned subsidiary of the Company (the “Subsidiary”, and together with the Company, the “Borrower”) entered into a Tenth Loan Modification Agreement (Domestic) with Silicon Valley Bank (the “Bank”) (“Modification Agreement”), further amending the terms of that certain Second Amended and Restated Loan and Security Agreement (Domestic) dated November 30, 2011, as amended (the “Amended Loan Agreement”), to extend the maturity of the revolving line of credit under the Amended Loan Agreement from March 31, 2015 to March 31, 2018. In addition, the Bank and the Borrower agreed to a modification of the financial covenants under the Amended Loan Agreement by (x) revising the liquidity ratio covenant to require the Company to maintain a liquidity ratio greater than 1.50:1.00, excluding certain short term advances from the calculation, and (y) revising the tangible net worth covenant to require the Company to maintain a minimum tangible net worth of not less than (no worse than) negative $21,500,000 for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015; not less than (no worse than) negative $22,500,000 for the quarters ended December 31, 2015, March 31, 2016, June 30, 2016, and September 30, 2016; not less than (no worse than) negative $23,500,000 for the quarters ended December 31, 2016, March 31, 2017, June 30, 2017, and September 30, 2017; and not less than (no worse than) negative $24,500,000 for the quarters ended December 31, 2017 and March 31, 2018.

The foregoing description of the Modification Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 30, 2015, the Company issued a press release (the “Press Release”) announcing that the Company and Silicon Valley Bank entered into a Tenth Loan Modification Agreement (Domestic) on March 27, 2015, providing for the extension of the maturity of the Company’s revolving line of credit with the Bank from March 31, 2015 to March 31, 2018. A copy of the Press Release is being filed as Exhibit 99.1 hereto and the statements contained therein are incorporated by reference herein.

Forward Looking Statements and Additional Information

Statements are made herein or incorporated herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included or incorporated herein that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or the Company’s future performance and are subject to risks, uncertainties, and other important factors that could cause events or the Company’s actual performance or achievements to be materially different than those projected by the Company. For a full discussion of these risks, uncertainties, and factors, the Company encourages you to read its documents on file with the SEC. Except as required by law, the Company does not intend to update or revise its forward-looking statements, whether as a result of new information, future events, or otherwise.

The information furnished in this Item 7.01 (including the Press Release attached as Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including the Press Release attached as Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

10.1	Tenth Loan Modification Agreement (Domestic), dated March 27, 2015, between Silicon Valley Bank, the Company, and Stereotaxis International, Inc.

99.1	Stereotaxis, Inc. Press Release dated March 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: March 30, 2015	By:	/s/ Karen Witte Duros
	Name:	Karen Witte Duros
	Title:	Sr. Vice President, General Counsel

EXHIBIT INDEX

10.1	Tenth Loan Modification Agreement (Domestic), dated March 27, 2015, between Silicon Valley Bank, the Company, and Stereotaxis International, Inc.

99.1	Stereotaxis, Inc. Press Release dated March 30, 2015.